UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2014

Zale Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-04129	75-0675400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 West Walnut Hill Lane, Irving, TX	75038
(Address of principal executive officers)	(Zip Code)

Registrant’s telephone number, including area code: (972) 580-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On May 1, 2014, Zale Corporation, a Delaware corporation (the “Company”), filed a definitive proxy statement (the “Definitive Proxy Statement”), with the Securities and Exchange Commission (the “SEC”), in connection with the proposed acquisition by Signet Jewelers Limited, a Bermuda corporation (“Signet”), pursuant to the Agreement and Plan of Merger, dated as of February 19, 2014, by and among the Company, Signet and Carat Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Signet.  The following supplemental information (marked with new text underlined and removed text shown with a strikethrough) is being provided in response to comments received from the SEC initiated in connection with its review of the preliminary proxy statement filed by TIG Advisors, LLC, TFI Partners, LLC, TIG Arbitrage Associates Master Fund, L.P., TIG Arbitrage Enhanced Master Fund, L.P., Carl Tiedemann and Michael Tiedemann, and supplements, and should be read in conjunction with, the Definitive Proxy Statement.  To the extent the following information differs from or conflicts with information contained in the Definitive Proxy Statement, the information below supersedes the relevant information in the Definitive Proxy Statement.  Capitalized terms used herein shall have the meanings set forth in the Definitive Proxy Statement, unless otherwise defined herein.

(1)	Supplement to “The Merger – Background of the Merger”

The following disclosure supplements and restates the sixth paragraph under the heading “The Merger—Background of the Merger” on page 25 of the Definitive Proxy Statement.

On November 8, 2013, the Board held a telephonic meeting, with representatives of management and Troutman participating, to review Signet’s expression of interest. During the meeting, the Board determined that it would engage Cravath, Swaine & Moore LLP (“Cravath”) to act as lead transaction counsel. Following a discussion of potential conflicts of interests of all directors and a discussion of possible financial advisor candidates, the Board agreed to consider the retention of BofA Merrill Lynch, which was familiar with the Company as a result of its historical relationship with the Company and participation in the secondary offering process, and approved the formation of a committee consisting of Messrs. Burman, Dyer, Gilman and Olshansky (the “negotiation committee”) to oversee the engagement of a financial advisor in connection with the proposal from Signet.

The following disclosure supplements the sixth sentence of the tenth paragraph under the heading “The Merger—Background of the Merger” on page 26 of the Definitive Proxy Statement.

Representatives of BofA Merrill Lynch also expressed their preliminary view that, given their initial analyses and market observations, including that the universe of other potentially viable buyers was limited, a proposal from other strategic buyers offering better value than Signet’s proposal was unlikely to arise. The Board requested that BofA Merrill Lynch further analyze the potential for a strategic transaction with other potential strategic buyers.

The following disclosure supplements and restates the forty-first and forty-second paragraphs under the heading “The Merger—Background of the Merger” on page 30 of the Definitive Proxy Statement.

In connection with the preparation of this proxy statement, on March 23, 2014, representatives of BofA Merrill Lynch informed Cravath of the following. In connection with ordinary course investment banking efforts to seek financial advisory engagements, representatives of BofA Merrill Lynch had made an unsolicited presentation to Mr. Barnes and Signet’s chief financial officer on October 7, 2013, regarding a possible acquisition of the Company, recent mergers and acquisitions activity and the current market environment. The presentation included analyses relating to a potential acquisition of the Company at illustrative prices based on selected premia to the Company’s then-current trading price and 52-week high trading price, ranging from $17.00 to $21.00 per share of Company common stock.  While the presentation primarily addressed an acquisition of the Company by Signet, it also identified (but did not further analyze) nineteen other representative acquisition opportunities for Signet.  Signet’s counsel subsequently confirmed to the Company that an acquisition of the Company by Signet was not a unique idea, and similar presentations by other financial institutions previously had included an acquisition of the Company.  Signet’s counsel further advised the Company that Signet did not at any time during the formulation of its proposals or negotiation of the transaction refer to information contained in the presentation.  BofA Merrill Lynch confirmed to the Company that the representatives of BofA Merrill Lynch made the presentation to Signet prior to the Company’s first contact with BofA Merrill Lynch on November 7, 2013 regarding a potential engagement of BofA Merrill Lynch as financial advisor in connection with a potential transaction with Signet and without knowledge that Signet had contacted a member of the Board on October 6, 2013 regarding a potential strategic transaction with the Company. BofA Merrill Lynch further confirmed to the Company that the representatives who participated in the October 7, 2013 meeting with Signet did so without knowledge that BofA Merrill Lynch was participating as the potential lead underwriter in the secondary offering of Company common stock. BofA Merrill Lynch confirmed to the Company that the presentation was not based on, and did not contain, any non-public information, and that BofA Merrill Lynch did not refer to or otherwise consider the presentation to Signet in connection with its work for the Company; however, given that the presentation to Signet was based solely on public information, certain of that same public information was used by BofA Merrill Lynch in connection with its work for the Company.  Following the October 7, 2013 meeting, Signet did not seek to engage BofA Merrill Lynch in connection with a transaction involving the Company or any other transaction.  BofA Merrill Lynch informed the Company that BofA Merrill Lynch determined that, since the October 7, 2014 meeting was the type of meeting that bankers regularly have with industry participants and was based solely on public information, it would not be a conflict for one of the individuals who participated in ~~the October 7, 2013~~ that meeting ~~could~~ to participate on the BofA Merrill Lynch team advising the Company and that individual subsequently did participate as a senior member of that team.

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On March 25, 2014, March 30, 2014 and April 2, 2014, the Board held meetings to discuss BofA Merrill Lynch’s October 7, 2013 presentation to Signet. ~~During the April 2, 2014 meeting, after review and consideration~~ Over the course of these meetings, which included Cravath on March 25 and April 2, the Board reviewed and considered the facts described in the immediately preceding paragraph, including notably: that the October 2013 presentation to Signet was unsolicited and did not result in any engagement of BofA Merrill Lynch; that an acquisition of the Company by Signet was not a novel idea, and that Signet’s counsel advised the Company that similar presentations by other financial institutions previously had included the potential acquisition of the Company by Signet; that the Signet presentation did not contain and was not based on any non-public information; and that the illustrative prices of $17.00 to $21.00 per share of Company common stock were based on selected premia and did not constitute BofA Merrill Lynch’s valuation of the Company. The Board considered BofA Merrill Lynch’s financial analysis and opinion as to the fairness, from a financial point of view, of the merger consideration, as well as the process undertaken by the Board and the Board’s prior determination that the merger, the merger agreement and the transactions contemplated thereby were advisable, fair to and in the best interests of the Company and its stockholders, and on April 2, concluded that BofA Merrill Lynch’s advice as to the merger continued to be reliable and that BofA Merrill Lynch’s presentation to Signet did not impact the Board’s determination and recommendation regarding the merger, the merger agreement and the transactions contemplated thereby.

(2)	Supplement to “The Merger—Reasons for Recommending the Adoption of the Merger Agreement”

The following disclosure supplements and restates the first bullet in the third paragraph under the heading “The Merger—Reasons for Recommending the Adoption of the Merger Agreement” on page 33 of the Definitive Proxy Statement.

●
the prior relationships between BofA Merrill Lynch and each of the Company and Signet, the fact that BofA Merrill Lynch disclosed to the Board information regarding such relationships, including with respect to prior fees received from Signet and its affiliates, ~~and~~ the fact that neither BofA Merrill Lynch nor its representatives had any current strategic or capital markets assignments or lending relationships with Signet, and the fact that representatives of BofA Merrill Lynch made an unsolicited presentation to Mr. Barnes and Signet’s chief financial officer on October 7, 2013, as more fully described above in the section entitled “—Background of the Merger”;

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(3)	Supplement to “The Merger—Prospective Financial Information”

The following disclosure supplements and restates the second paragraph under the heading “The Merger—Prospective Financial Information” on page 34 of the Definitive Proxy Statement.

Certain prospective financial information provided to the Board and BofA Merrill Lynch for fiscal years 2014 through 2016 was based on management’s three-year plan for the Company and, for fiscal year 2014, was updated to reflect actual financial performance for the first two quarters of such fiscal year (the “business plan forecast”).  The Company’s actual revenues for the first two quarters of fiscal year 2014 fell below the levels set forth in management’s three-year plan, while operating profit during such periods was in-line with the plan.  As a result, to take into consideration the actual results of those two quarters, total revenue for fiscal year 2014 in the initial three-year plan was revised down from $1,922 million to $1,898 million, as reflected in the business plan forecast.  The Company did not update fiscal year 2015 or 2016 because the decreased revenue in the first two quarters of fiscal year 2014 would not necessarily result in total revenue for fiscal year 2015 or 2016 falling below plan.  BofA Merrill Lynch used the business plan forecast, along with the related extended forecast described below (collectively, the “business plan case”), in connection with its evaluation of the merger and the preparation of its opinion. A version of the business plan forecast was also made available to Signet during the course of negotiations (the “Signet prospective financial information”).

The following disclosure supplements the fifth paragraph under the heading “The Merger—Prospective Financial Information” on page 35 of the Definitive Proxy Statement by adding a row for unlevered free cash flow and a related footnote to both the “Business Plan Case” and the “Alternative Case” tables.

	Business Plan Case
(dollars in millions)	Business Plan Forecast				Extended Forecast

	FY14		FY15(1)	FY16	FY17	FY18	FY19	FY20
Unlevered free cash flow	(2	)(5)	12	75	100	116	132	150

	Alternative Case
(dollars in millions)	Alternative Forecast				Extended Forecast

	FY14		FY15(1)	FY16	FY17	FY18	FY19	FY20
Unlevered free cash flow	0	(5)	7	57	76	86	97	108

(5)	Represents the actual results for the first and second fiscal quarters of 2014 and forecasts for the third and fourth fiscal quarters of 2014.

Cautionary Statement Regarding Forward-Looking Statements

Any statements in this communication about Zale’s expectations, beliefs, plans, objectives, prospects, financial condition, assumptions or future events or performance that are not historical facts, including statements regarding the proposed acquisition of Zale by Signet (the “proposed transaction”) and the expected timetable for completing the proposed transaction that are not historical facts, are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “believe,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect(s),” “estimate(s),” “project(s),” “positioned,” “strategy,” “outlook” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results or events to differ materially from those expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements, are the following: the parties’ ability to consummate the proposed transaction on the expected timetable or at all; the conditions to the completion of the proposed transaction, including the receipt of stockholder approval; operating costs, customer loss and business disruption (including difficulties in maintaining relationships with employees, customers, competitors or suppliers) may be greater than expected following the announcement of the proposed transaction; the retention of certain key employees of Zale may be difficult; Zale is subject to intense competition and increased competition is expected in the future; and general economic conditions that are less favorable than expected. Additional information and other factors are contained in Zale’s Annual Report on Form 10-K for the fiscal year ended July 31, 2013 and subsequent reports on Form 10-Q and Form 8-K filed with the SEC.  Because the factors referred to above and other risk factors, including general industry and economic conditions, could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this communication, based on information available to Zale as of the date hereof, and Zale disclaims any obligation to update any forward-looking statement to reflect events or circumstances after such date.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Zale Corporation

Date: May 22, 2014	By:	/s/ Thomas A. Haubenstricker
Name: Thomas A. Haubenstricker
Title: Senior Vice President,
Chief Financial Officer

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